UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K
 _______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 28, 2017

OrangeHook, Inc.
(Exact name of Registrant as Specified in its Charter)

Florida	000-54249	27-1230588
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

319 Barry Avenue South #300
Wayzata, Minnesota 55391
 (Address of Principal Executive Offices including Zip Code)

(442) 500-4665
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 28, 2017, OrangeHook, Inc., a Florida corporation (the "Company"), issued a press release announcing its entry into a non-binding term sheet with Sage Convalescence Gaiety ("SCG") to form a joint venture based in Shanghai, China. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements. The press release filed with this Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that represent OrangeHook management's expectations or beliefs about future events relating to its planned joint venture with SCG.  Forward-looking statements are identifiable by words such as "believe", "intend", "anticipate", "expect", "plan", "will", "may", and other similar expressions. Forward-looking statements made in the press release, which relate to OrangeHook's proposed agreement and planned joint venture with SCG, involve known and unknown risks and uncertainties that may cause the actual results to differ materially from those expected and stated in this announcement. Actual results could differ if the Chinese economy, and particularly the healthcare segments of the Chinese economy that impact the proposed JV's business, does not grow and perform at least as well as forecast. In addition, actual results could differ as a result of, among other things, (i) the parties' inability to reach a definitive agreement based on the term sheet, (ii) a failure of any closing condition in the definitive agreement to occur or be waived, (iii) a lack of market acceptance for the JV's product offerings or any inability or undue delay in bringing those product offerings to market, (iv) any non-compliance or inability to comply with Chinese corporate or healthcare laws or U.S. laws governing foreign investment or foreign business practices and (iv) any inability on the part of either party to continue to finance the JV or its own operations. It is not possible to foresee or identify all factors that could cause actual results to differ from expected results. As such, you should not consider any list of such factors to be an exhaustive statement of all risks, uncertainties or potential inaccurate assumptions nor should you place undue reliance on any forward-looking statements contained in the press release. For additional information on factors that could cause our actual results to differ and for more specific information about our business and the risks associated with it, please review the periodic reports that OrangeHook files publicly with the Securities and Exchange Commission. Forward-looking statements made herein speak only as to the date of this Current Report and the press release and, except as expressly required by the securities laws, we undertake no obligation to publicly update any forward-looking statements made herein.

Item 9.01 Financial Statements and Exhibits.

Incorporated by
Exhibit No.	Description	Reference To

99.1	Press Release of OrangeHook, Inc. dated June 28, 2017	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORANGEHOOK, INC.

Dated:   June 28, 2017
By:  /s/   James L. Mandel
               James L. Mandel
               President and Chief Executive Officer

EXHIBIT INDEX

Incorporated by
Exhibit No.	Description	Reference To

99.1	Press Release of OrangeHook, Inc. dated June 28, 2017	Filed herewith.